 00

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Exhibit 10.4

SOLICITATION, [redacted] 36

2. CONTRACT NO.	3. SOLICITATION NO.	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
200-2011-42084	2011-N-13414	[redacted] SEALED BID (IFB) [redacted] NEGOTIATED (RFP)	09/30/2011	0000HCGE-2011-05429

7. ISSUED BY CODE 8219

Centers for Disease Control and Prevention (CDC)
Procurement and Grants Office (PGO)
2920 Brandywine Road
Atlanta, GA 30341-5539

8. ADDRESS OFFER TO *(If other than Item 7)*

Approved as to Form and Legality: ____________________

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder."

SOLICITATION

9. Sealed offers in original and ____ copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in ______________ until 2:00p [redacted] local time 09/30/2011 [redacted]

CAUTION – LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A. NAME	B. TELEPHONE *(NO COLLECT CALLS)* AREA CODE NUMBER EXT:	C. E-MAIL ADDRESS
	Christine N. Godfrey	(770) 488-2519	

11. TABLE OF CONTENTS

(X)	[redacted]	DESCRIPTION	[redacted]	(X)	[redacted]	DESCRIPTION	[redacted]
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	22
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	6	X	J	LIST OF ATTACHMENTS	35
X	D	PACKAGING AND MARKING	9			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	10	X	[redacted]	REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS	36
X	F	DELIVERIES OR PERFORMANCE	13				
X	G	CONTRACT ADMINISTRATION DATA	16		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	19		M	EVALUATION FACTORS FOR AWARD	

OFFER *(Must be fully completed by offeror)*

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days *(60 calendar days unless a different period is inserted by the offeror)* from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT *(See Section I, Clause No. 52-232-8)*	10 CALENDAR DAYS	20 CALENDAR DAYS	30 CALENDAR DAYS	[redacted]
	%	%	%	%

[redacted]	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

[redacted] CODE 026489018 FACILITY

EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD # 1
LANSING, MI 48906-2933

16. NAME AND ADDRESS OF PERSON AUTHORIZED TO SIGN OFFER [redacted]

15B. TELEPHONE NO. AREA CODE NUMBER EXT.

[redacted] 15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.

17. SIGNATURE

18. OFFER DATE

AWARD *(To be completed by Government)*

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
See Section B	$125,009,128.00	939ZFCF 2642 2011 75-X-0943 5664311101

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: [redacted] 10 U.S.C. 2304(c)( ) [redacted] 41 U.S.C. 253(c)( )

23. SUBMIT INVOICES TO ADDRESS SHOWN IN *(4 copies unless otherwise specified)* ITEM

24. ADMINISTERED BY *(If other than Item 7)* CODE 8219

25. PAYMENT WILL BE MADE BY CODE 434

Section B - Supplies or Services and Prices/Costs

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE	EXTENDED PRICE
0001	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$[**]	$[**]
Funding in the amount of $125,009,128.00 was provided on the letter notice of award dated September 30, 2011.
0001A	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0001B	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0001C	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0001D	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]

Option 1 Additional Quantity Items:

0002	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$[**]	$[**]
0002A	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0002B	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0002C	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0002D	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]

Option 2 Additional Quantity Items:

0003	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$[**]	$[**]
0003A	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0003B	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0003C	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0003D	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]

Option 3 Additional Quantity Items:

0004	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**] Doses	$[**]	$[**]
0004A	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0004B	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0004C	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0004D	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]

Option 4 Additional Quantity Items:

0005	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below	[**]Doses	$[**]	$[**]
0005A	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0005B	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0005C	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]
0005D	BioThrax [**] product [**] upon date of delivery [**] To be delivered in accordance with the delivery schedule below		$[**]	$[**]

B.1 Alternate CLINS

[**].

TOTAL DOSES TO BE DELIVERED                                                                                    44,750,000

TOTAL VALUE AT [**] PRODUCT                                                                                     $[**]

TOTAL VALUE AT [**] PRODUCT                                                                                     $1,253,167,500.00

B.2  Option for Increased Quantity – Separately Priced Line Items

The Government may require the delivery of the numbered line items, identified in the Schedule above as option items, in incremental quantities
a)
From a minimum order of [**] doses per order, and at the price stated in the Schedule above, up to the maximum quantity identified for each numbered line item. Each option line item may be exercised more than once, until the cumulative number of doses to be delivered under each option is delivered. The total doses ordered hereunder shall not exceed 44,750,000 doses over the 5 year period of performance, unless changed by formal modification to the contract. Each CLIN, including the alternate CLINs (with the same number and a lettered suffix) collectively function as one option. [**].

b)	[**].
c)
The Contracting Officer may exercise the option by written notice to the Contractor.  The Contractor will be notified in writing, by letter or email, at least one (1) business day before the option to acquire more product is exercised.  After that written notification, a funded, unilateral modification will be issued to actually exercise the option and order the doses.

B.3 Use of product by the US Government

To the extent that third parties contact DSNS to obtain doses of BioThrax®, DSNS will notify such third parties that Emergent sells AVA on the commercial market.

B.4 Price Protections.

Should the Government be unable to pick up product within [**] days of a scheduled delivery date while Emergent is ready, able and willing to deliver released lots of BioThrax, on the scheduled delivery date, the pricing for such lots shall be based on the remaining expiry dating as of the scheduled delivery date.  This does not apply if the shipment is rescheduled at the Contractor’s request.  Further, this does not apply if there are unresolved issues with the quality, safety, and/or efficacy of the delivered product.

Section C – Statement of Work

C.1 Vaccine Production and cGMP Compliance:

a)
The Contractor shall manufacture BioThrax® in accordance with current Good Manufacturing Practices (cGMP) guidelines.  The Contractor shall manufacture 44,750,000 doses of Final Drug Product (FDP) in 5 mL, ten dose vials in accordance with the targeted delivery schedule from October 1, 2011 – September 30, 2016.

b)
BioThrax® shall be delivered on any business day, except Federal holidays, within the scheduled month in accordance with the targeted delivery schedule.  Contractor shall notify the Government promptly upon becoming aware of any deviations from the targeted delivery schedule.  All changes to the targeted delivery schedule must be approved by the Contracting Officer and/or the Contracting Officer’s Representative (COR).

c)	Quantities for each scheduled delivery shall be of a specific quantity.

d)
The Contractor shall perform all requisite assays and release tests, including but not limited to potency, identity, and stability testing in accordance with the FDA approved Biologic License Application (BLA-License Number 1755, STN 103821, and any approved change).

e)	All BioThrax® delivered under this contract shall be labeled with an expiration date consistent with its current product license at the time of manufacture.

f)	The Contractor shall provide primary and secondary points of contact who shall be available 24 hours per day, seven days per week to be notified in case of a public health emergency.

g)	The Contractor shall report to the Government material correspondence from the FDA regarding the quality, safety, or efficacy of BioThrax®.

h)
The Contractor shall provide the Government with access to and/or provide copies of the following documents: (1) Form 483s form FDA inspections of Contractor’s Lansing facility, (2) Establishment Inspection Reports (EIRs) from FDA inspections of Contractor’s Lansing facility; (3) Warning Letters relating to BioThrax®; and Contractor’s Annual Safety Report to FDA regarding BioThrax®.  These documents will be provided to the Contracting Officer within [**] business days of receipt.

i)
The Government shall be notified of any issues with the safety and efficacy of BioThrax® and/or manufacturing or quality of the FDA-licensed production lines at the Contractor’s Lansing facility within [**] business days of the determination of potential to be reported to FDA.

j)	The Government shall have the option to conduct quarterly inspections of the Contractor’s Lansing facility. Such inspections shall be performed by the COR or the COR’s designee(s).

k)
If the contractor should obtain FDA approval for the manufacture and production of BioThrax® having [**] while under this contract, the Government will accept delivery of those doses with the longer shelf life in addition to doses with a shorter shelf life.  Contractor may invoice only for those doses actually delivered under contract in accordance with Section B.

l)	The product shall be delivered in accordance with cGMP (current Good Manufacturing Practices).

m)	At least [**] business days prior to the product being ready for pick up by the SNS, the Contractor shall provide to the Contracting Officer and Contracting Officer’s Representative (COR):
a.	The date the product will be ready for loading on the truck(s) scheduled by the SNS
b.	Physical address of the product pick up location (facility name, address, point of contact name and telephone number)
c.	Certificate(s) of Analysis
d.	FDA Lot Release(s)
e.	Number of pallets, vials, and doses to be loaded

n)	At least [**] hours before each scheduled pick up by the SNS, Contractor shall provide the following to the Contracting Officer and COR:
a.	Packing Slip
b.	Actual number of pallets, vials and doses to be loaded
c.	Diagram of product shipment pallet (how many vials per box, per pallet)

o)	Within [**] business days after delivery, the Government shall provide the Contractor the SNS destination location(s) for the lot(s) delivered.

p)	Within [**] hours after the product has been picked up by the SNS, the Contractor shall provide to the Contracting Officer and COR:
a.
The remaining ambient exposure time letter disclosing accumulated ambient temperature exposure until the point that SNS (or SNS-designated personnel) assumed responsibility for temperature control, per Section E.3, for each lot from the Contractor’s Quality Department.  The letter should indicate that the product was manufactured and released in accordance with cGMP and has met all acceptance criteria to allow for Government distribution.

q)	Funds provided shall be paid on a price per doses basis only on those products delivered to the SNS under contract.

r)
Under the CLINs of this contract the products shall have an [**] product.  The Contractor shall target [**] of the total [**] remaining when the Government takes delivery of the product.  If [**] dated product is approved by the FDA, the product shall have an [**].  The Contractor shall target [**] of the total [**] remaining when the Government takes delivery of the product.  In the event that product with lower than targeted [**] should be delivered, product with an [**] greater than or equal to [**] shall be deemed [**] product.  A product with an [**] greater than or equal to [**] shall be deemed [**] product. A product with an [**] greater than or equal to [**] shall be deemed [**] product.  [**] when the Government takes delivery of the product according to the pricing table and Section B.1in Section B.

C.2 Delivery Schedule:

CLIN (includes alternate CLINS)	Delivery Period	# of Doses
0001	October 1, 2011 to September 30, 2012	[**]
0002	October 1, 2012 to September 30, 2013	[**]
0003	October 1, 2013 to September 30, 2014	[**]
0004	October 1, 2014 to September 30, 2015	[**]
0005	October 1, 2015 to September 30, 2016	[**]

The number under quantity shows the number of doses per year that the Contractor anticipates delivering during the period shown.    Should the projected number of doses not be delivered in a specific period, the Contractor shall adjust the delivery schedule to make up for deficiencies in prior deliveries.  Further, the Contractor may accelerate deliveries within each CLIN or into a subsequent CLIN, if production capacity permits such delivery and the CLIN is funded to a level to pay for the accelerated delivery.  Accelerated delivery is subject to approval by the COR.  Ultimately, the Contractor shall deliver a total of 44,750,000 doses by September 30, 2016.

C.3 Audits/Site Visits:

a)	Pre-award Site Visit: The Government reserves the right to conduct a pre-award site visit of the manufacturing plant.

b)	Site Visits/Audits: The Government shall perform annual site visits/security audits as deemed necessary by the Government throughout the period of performance of the contract.

c)	Quality: The Government may visit the Lansing site for purposes of assessing quality on an annual basis or as deemed necessary by the Government throughout the period of performance of the contract.

d)	The contractor shall facilitate cGMP site-visit or inspection as requested by FDA/CBER at the time of production of product lots destined for the SNS.

e)	Quality Management System (QMS): Contractor shall submit evidence of its QMS to the Contracting Officer within 90 days after contract award.

f)
Notice:  The Government shall provide 2 weeks advance notice prior to the Contractor of all site visits and audits.  The notice will include a statement concerning the intended scope of the audit and a list of the required documents or access to personnel.

g)	All audits shall be conducted between normal business hours i.e. 8 a.m. through 4 p.m., Monday through Friday.

C.4 Meetings and Reports:

a)
The contractor shall participate in a quarterly meeting (teleconference and/or face-to-face) to discuss performance under the contract.  These meetings should provide status updates and discuss on-going manufacturing, clinical, regulatory, and shipment issues as applicable.  These meetings shall be coordinated by the COR and/or Contracting Officer

b)
Risk Mitigation Plan:  The plan should identify manufacturing, quality, regulatory, and shipment risks and countermeasures to mitigate these risks.  This report should be updated annually or as deemed necessary by the USG.

c)	Additional reporting requirements:

1.	Contractor shall notify DSNS in its quarterly reports if Contractor undertakes post-marketing commitments for Phase 4 studies in the event of emergency use authorization.

2.	Contractor shall provide DSNS with drafts of supplements to its BLA for BioThrax® that are material to the manufactured product and to the contract.

Section D – Packaging and Marking

D.1 Method of Delivery

Unless otherwise specified by the Contracting Officer, delivery of the items other than BioThrax® to be furnished to the Government under this contract (including invoices) shall be made by first class mail, overnight carrier or e-mail.

D.2 Packaging

Packaging shall be consistent with the FDA approved labeling and packaging for this product at the time of manufacture.

Section E - Inspection and Acceptance

FAR SOURCE	TITLE AND DATE
52.246-1	Contractor Inspection Requirements (Apr 1984)
52.246-2	Inspection of Supplies – Fixed Price (Aug 1996)
52.246-16	Responsibility for Supplies (Apr 1984)

E.1  Inspection and Acceptance (Apr 2009)

E.1.1  Inspection and acceptance of the articles, services, and documentation called for herein shall be accomplished by the Contracting Officer, or his duly authorized representative.

E.1.2 The Contractor shall only tender for acceptance those items that conform to the requirements of this contract.  The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance.  The Government may require repair or replacement of nonconforming supplies or re-performance of nonconforming services at no increase in contract price.  The Government must exercise its post-acceptance rights:

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(End of Clause)

E.2 Contractor Inspection Requirements

The Contractor is responsible for performing or having performed all inspections and tests necessary to substantiate that the supplies or services furnished under this contract conform to contract requirements, including any applicable technical requirements for specified manufacturers’ parts.  This clause takes precedence over any Government inspection and testing required in the contract’s specifications, except for specialized inspections or tests specified to be performed solely by the Government.

(End of Clause)

E.3 Temperature Control and Monitoring

E.3.1  FOB Origin Deliveries:  The Contractor shall be responsible for maintaining product temperature control until the product leaves Contractor’s validated [**]°C storage facility for loading onto the carrier designated by the Government.  The Contractor shall provide the Government with an ambient exposure letter that covers the time until the product leaves the Contractor’s validated [**]°C storage facility.  Upon transfer of the product to the Government, the responsibility for temperature control shall transfer to the Government as well as the responsibility for logging ambient exposure time (temperatures between [**]°C).  The Government shall provide and place TempTale(s) on each pallet of product while the product is inside the Contractor’s validated [**]°C storage facility.  The Contractor shall be responsible for placing the product onto the truck(s) of the Government -designated carrier.  The Government should be allowed access to the pallets at least one hour prior to the loading of the pallets to place the TempTale(s) on the pallets.  The Government’s acceptance of the aforementioned responsibility applies only to temperature control and does not indicate its acceptance of the lot(s).

E.3.2  FOB Destination Deliveries:  The Contractor shall be responsible for maintaining product temperature control until the point that SNS personnel (or SNS-designated personnel) open the truck door(s) at the delivery location.  The time the truck door(s) is(are) opened will be documented according to the DSNS Receiving procedure as well as on the Contractor’s controlled receiving log.  The time recorded on the Contractor’s controlled receiving log will be verified and annotated by the SNS personnel and used as the official time for the opening of the truck door(s).  At this time, the responsibility for temperature control will transfer to SNS as well as the responsibility for logging ambient exposure time (temperatures between [**]°C). TempTale(s) will continue recording ambient temperature until the lot(s) is(are) stored in SNS' storage facility.   The Government’s acceptance of the aforementioned responsibility applies only to temperature control and does not indicate its acceptance of the lot(s).

E.4 DSNS Quality Control Unit (QCU) Acceptance Procedure for BioThrax (AVA)

At the time the product is picked up by DSNS personnel or delivered to a designated DSNS delivery location all AVA product will be placed into DSNS Quarantine pending receipt of the required lot distribution documentation and the remaining ambient exposure time letter from the Contractor.   The Contractor shall supply the Government:
a.	Notification of practices that may impact DSNS shipping procedures, if applicable

b.	All items outlined in Section F.3.

E.4.1 Acceptance Process and Timeframe (FOB Origin Delivery)

1)	Contractor shall deliver to the Government, via e-mail or facsimile:

a)	All required documentation outlined in Sections F.3.2

b)	Notification of the date and time that the product was delivered (Picked Up by the Government or Delivered In Place).

2)
Acceptance Timeframe:  The Government shall have [**] full business days, after receipt of all documentation required per Section E.4.1.1), to establish that the requirements of Section E.5 have been satisfied and provide Contractor notice that SNS accepts the lot(s).

a)	For purposes of this acceptance timeframe, business days are defined as 9:00AM to 5:00PM Eastern Time, Monday through Friday, excluding U.S. Government Holidays.

b)	For the avoidance of doubt, DSNS shall provide the Contractor with a written acceptance or refusal of BioThrax® lot(s) no later than 5:00PM on the [**] business day after receipt of the documentation.

E.4.2 Acceptance Process and Timeframe (FOB Destination Delivery only)

Contractor shall have the option to ship product for delivery to the SNS, at no additional cost to the Government, up to [**] times per calendar year.  COR consent for Contractor delivery under this option is required.  It is anticipated that  consent for delivery will not be unreasonably withheld, conditioned or delayed by the Government, and it is recognized that the Government requires time to make arrangments for planned deliveries.  In the event that delivery under this option can’t be worked out between the COR and the Contractor, or is denied, the COR must coordinate the issue with the Contracting Officer (CO).  The Contractor can appeal a significant delay or denial with the CO and DSNS management and have an appeal addressed at least in a preliminary manner, within [**] business days.

1)
The Contractor shall request consent from the COR for Contractor delivery under this option at least [**] days prior to the planned delivery time so that arrangements can be made to accept delivery.  If possible, the Contracting Officer shall provide Contractor with the SNS location and point of contact information for the delivery [**] days prior to delivery to the SNS.

2)	At least [**] hours prior to delivery to the SNS, Contractor shall provide to the Government:

a)	Certificate(s) of Analysis

b)	FDA Lot Releases

c)	Number of pallets, vials and doses to be delivered

d)	Name of Security Representative who will be accompanying the delivery

e)	Estimated Time of Arrival for the delivery at the SNS location

3)	With each shipment, contractor will provide:

a)	Bill of Lading

b)	Packing Slip

c)	Shipping Directives

d)	Contractor’s shipping instructions for Drivers

e)	Identification Number for truck(s)

f)	Diagram of product shipment pallet (how many vials per box, per pallet and positioning in truck(s) )

4)	Within [**] business days after delivery, Contractor shall provide to the Contracting Officer:

a)	Confirmation from the Contractor’s Quality Department that the product remained within the acceptable temperature ranges during shipping.

b)	The remaining ambient exposure time for each lot from the Contractor’s Quality Department.

c)	Post-Transit product delivery checklist

5)
Acceptance Timeframe:  Following the receipt of the lot distribution documentation in Section E.4.2 parts 1 through 4 (“Documentation”) from the Contractor, DSNS will have a maximum of [**] business days to provide written notification to Contractor of acceptance or refusal of the delivered BioThrax lot(s).  Contractor shall provide DSNS the Documentation via email or facsimile. If the Documentation is sent by the Contractor and received by DSNS prior to 9:00AM on a given business day, the tolling of the [**] allotted business days set forth in the acceptance timeframe shall begin on that business day.  If the Documentation is sent by Contractor and received by DSNS  after 9:00AM on a given business day, the tolling of the [**] business days set forth in the acceptance timeframe will begin on the next business day.

a)	For purposes of this acceptance timeframe, business days are defined as 9:00AM to 5:00PM Eastern Time, Monday through Friday, excluding U.S. Government Holidays.

b)	For the avoidance of doubt, DSNS shall provide the Contractor with a written acceptance or refusal of BioThrax® lot(s) no later than 5:00PM on the [**] business day after receipt of the documentation.

E.5 DSNS QCU Release for BioThrax (AVA)

The DSNS QCU recommends that the temperature acceptance range for AVA, using the temperature monitoring device accuracy of [**]°C, would be [**]°C to [**]°C.  This temperature is consistent with licensed label specifications ([**]°C to [**]°C) and takes into account Emergent rounding practices (memo dated 8/12/09)  , and the accuracy of the temperature monitoring device (TempTale Bio).

TempTale device alarms will be set for shipments to alert for possible temperature deviations for further evaluation.  DSNS QCU will review the temperature data for SNS internal processes.  As a clarification and guide for SNS, the table below outlines temperature limits acceptable during the period that Contractor is responsible for maintaining product temperature control and the resulting actions under each scenario.  This table is based on the TempTale with an accuracy of [**]°C. If any of the following changes occur while the Government is responsible for temperature monitoring and control, DSNS QCU will seek guidance from the Contractor:

Temperature Range	Action
< [**]°C	• AVA Pallet will be placed into DSNS quarantine pending further disposition
[**]°C	• Acceptable for use by the SNS
[**]°C	• AVA Pallet will be placed into DSNS quarantine • Release of product by QCU will be pending quality disposition investigation, and remaining ambient exposure for the lot
>[**]°C	• AVA Pallet will be placed into DSNS quarantine pending further disposition

Temperature deviations during shipping are the responsibility of the Government for FOB Origin deliveries and the responsibility of Emergent for FOB Destination deliveries.  Deviations during shipping shall not delay the Government’s acceptance of the lots when FOB Origin and shall be evaluated and fully documented by the Party responsible for temperature control and monitoring in accordance with standard procedures.  When deliveries are FOB Destination, deviations during shipment shall delay the Government’s acceptance.  Contractor shall include an Event Description and Contractor's Product Impact Assessment in the Contractor's Certification Letter, per Section E.4.2.4), for each lot impacted by such deviations.  Contractor shall state in the Certification Letter that, "A Full Deviation Report, including root cause analysis and corrective and preventative actions will be submitted to the Government within [**] business days of report completion."  The Party responsible for temperature control and monitoring is also responsible for root cause analysis and defining appropriate corrective and preventative actions.

Section F - Deliveries or Performance

FAR SOURCE	TITLE AND DATE
52.211-17	Delivery of Excess Quantities (Sept 1989)
52.242-15	Stop-Work Order (Aug 1989)
52.242-15 Alternate I	Stop-Work Order - Alternate I (Apr 1984)
52.242-17	Government Delay of Work (Apr 1984)
52.247-30	FOB Origin, Contractor’s Facility (Feb 2006)

F.1 Period of Performance

The period of performance of this contract shall be five (5) years, from September 30, 2011 through September 29, 2016.

F.2 Product Delivery

F.2.1  Product Pick Up by SNS (FOB Origin Deliveries)

a)	The delivery of BioThrax® product shall be F.O.B Origin at the Contractor designated pick up location.

b)	The place of product pick up by the SNS will be provided by the Contractor to the Contracting Officer and COR at least [**] business days prior to scheduled pick up.

c)	Contractor may provide a Delivery-In-Place service, fulfilling the requirements of a F.O.B Origin delivery by meeting the following requirements:

a.
Contractor shall store lot(s) to be delivered in a validated [**]°C storage facility at no additional cost to the Government for pick-up at the next scheduled delivery or [**] days after the Delivery-In-Place acceptance date, (as scheduled by the SNS), whichever comes first.

b.	Contractor shall submit all lot documentation as required under Section F.3.2 below for the lot(s) to be delivered.

i.	Pre-notification deadlines under Section F.3.2 shall not apply for Delivery-In-Place services.

ii.	Once Contractor has provided these documents, the Government’s evaluation of these documents will be completed in accordance with Section E.4.1 above.

c.	Contractor maintains responsibility for temperature control until lot(s) leave the validated [**]°C storage facility per Section E.3 above.

d.	Contractor maintains responsibility for physical integrity of lot(s) until they are placed onto the SNS designated carrier per Section E.3 above.

F.2.2  Product Delivery by Emergent (FOB Destination deliveries)

a)	If agreed to by the COR and/or CO in accordance with clause E.4.2, the delivery of BioThrax® product shall be F.O.B Destination at the SNS designated delivery location.

b)	The place of product delivery to the SNS will be provided by the Contracting Officer to the Contractor at least [**] days prior to scheduled pick up.

c)	Contractor shall ensure lot(s) are delivered via a validated [**]°C carrier at no additional cost to the Government.

d)
Each BioThrax lot will be shipped to the SNS with [**] temperature monitoring devices TempTale(s) assigned for the purpose of recording ambient temperatures during shipment until the point of delivery.  The temperatures recorded by the TempTale(s) will be the only temperatures analyzed to determine whether each BioThrax lot was shipped within the FDA approved temperature range.

e)	Contractor shall submit all lot documentation as required under Section F.3.2 below for the lot(s) to be delivered.

a.	SNS evaluation of these documents will be completed in accordance with Section E.4.2 above.

F.3 Deliverables

F.3.1 Product Schedule

CLIN	Delivery Period	# of Doses
0001	October 1, 2011 to September 30, 2012	[**]
0002	October 1, 2012 to September 30, 2013	[**]
0003	October 1, 2013 to September 30, 2014	[**]
0004	October 1, 2014 to September 30, 2015	[**]
0005	October 1, 2015 to September 30, 2016	[**]

At the time of issuance of this contract document, formalizing the letter notice of award 200-2011-M-41852 dated September 30, 2011, [**]..

F.3.2 Delivery Documentation

For product delivered FOB Destination, the Contractor shall deliver the documentation as outlined in Section E.4.2, items 2), 3) and 4), within the timeframes specified therein, to the Contracting Officer and COR.

For product delivered FOB Origin, the Contractor shall deliver, within the specified timeframes, the following documents to the Contracting Officer and COR:
.
a.	At least [**] business days prior to each product pick up by the SNS, the Contractor shall provide to the Contracting Officer and COR:
i.	The delivery date:
i.	For FOB Origin deliveries, shall be the date the product will be ready for loading on the truck(s) scheduled by the SNS
ii.	For FOB Destination deliveries, shall be the date the product will arrive at the SNS designated delivery location
ii.	Physical address of the product pick up location (facility name, address, point of contact name and telephone number)
iii.	Certificate(s) of Analysis
iv.	FDA Lot Release(s)
v.	Forecasted number of 40”x48” pallets, number of vials, and doses to be loaded

b.	At least [**] hours before each scheduled pick up by the SNS the Contractor shall provide the following to the Contracting Officer and COR:
i.	Packing Slip
ii.	Actual number of pallets, vials and doses to be loaded
iii.	Diagram of product shipment pallet (how many vials per box, per pallet)

c.
Within [**] hours after the product has been picked up by the Government, the Contract shall provide to the Contracting Officer and COR the remaining ambient exposure time letter disclosing temperature control until the point that SNS (or SNS-designated personnel) assumed responsibility for temperature control, per Section E.3, for each lot from the Contractor’s Quality Department.  The letter should indicate that the product was manufactured and released in accordance with cGMP and has met all acceptance criteria to allow for government distribution.

F.3.3 Periodic Reports

a.
The Contractor shall participate in a quarterly meeting (teleconference and/or face-to-face) to discuss performance under the contract.  These meetings should provide status updates and discuss on-going manufacturing, clinical, regulatory, and shipment issues as applicable.  These meetings shall be coordinated by the COR and/or Contracting Officer.

b.
Risk Mitigation Plan:  The risk mitigation plan should identify manufacturing, quality, regulatory, and shipment risks and countermeasures to mitigate these risks.  This plan should be updated annually or as deemed necessary by the Government .

c.	Additional reporting requirements:

1.	Contractor will notify DSNS in its quarterly reports if Contractor undertakes post-marketing commitments for Phase 4 studies in the event of emergency use authorization.

2.	Contractor will provide DSNS with drafts of supplements to its BLA for BioThrax® that are material to the manufactured product and to the contract.

F.4 Excusable Delay

The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God, or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers.  Furthermore, the Contractor will not be in default under this contract if it is unable to deliver AVA doses in accordance with any delivery schedule because of the action or inaction of the FDA, except the extent that such action or inaction is a direct consequence of the negligence or fault of the Contractor.  Additionally, the Contractor will not be in default of this contract in the event that deliveries are delayed as a result of another Government agency placing an order for AVA doses that is determined to have priority over this contract under the Defense Priority Allocation System or as a result of allocating up to 10 lots of BioThrax® to improvement programs, including fill/finish and manufacturing process improvements.  The Contractor shall notify the Contracting Officer in writing within [**] business days after the excusable delay is recognized, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
Section G - Contract Administration Data

G.1 Electronic Subcontracting Reporting System (eSRS) (Dec 2005)

G.1.1 The Contractor shall register with the Electronic Subcontracts Reporting System (eSRS) for the submission of its Individual Subcontract Report (SF 294) and the Annual Summary Reports (SF 295).  Before registering in eSRS, the Contractor information must be correct in Central Contractor Registration database.  The eSRS is a world wide web-based application available at: http://www.esrs.gov.  The eSRS website provides training and instruction for data submission.

(End of Clause)

G.2 Invoice Submission

(a) The Contractor shall submit the original contract invoice/voucher to the CDC Finance Management Office (FMO) to the following email address:  fmoapinv@cdc.gov

(b)   The contractor shall simultaneously submit an invoice/voucher via email to the cognizant contracting officer at cnp9@cdc.gov and to the cognizant CDC Contracting Officer’s Representatives at gtv4@cdc.gov and bmk7@cdc.gov.

(c)  In accordance with 5 CFR part 1315 (Prompt Payment), CDC's Financial Management Office is the designated billing office for the purpose of determining the payment due date under FAR 32.904.

(d)  The Contractor shall include (as a minimum) the following information on each invoice:

(1)  Contractor’s Name & Address

(2)  Contractor’s Tax Identification Number (TIN)

(3)  Purchase Order/Contract Number and Task Order Number, if Appropriate

(4)  Invoice Number

(5)  Invoice Date

(6)	Contract Line Item Number and Description of Item

(7)  Quantity

(8)  Unit Price & Extended Amount for each line item

(9)	Shipping and Payment Terms

(10)	Total Amount of Invoice

(11) Name, title and telephone number of person to be notified in the event of a defective invoice

(12) Payment Address, if different from the information in (c) (1).

(13)	DUNS + 4 Number

G.3 Contracting Officer (Jul 1999)

G.3.1 The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds.  No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

G.3.2 No information, other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.

(End of Clause)

G.4 Project Officer/Contracting Officer’s Representative

G.4.1 Performance of the work here under shall be subject to the technical directions of the designated Project Officer/Contracting Officer’s Representative (COR) for this contract.

G.4.2 As used herein, technical directions are directions to the Contractor which fill in details, suggest possible lines of inquiry, or otherwise complete the general scope of work set forth herein.  These technical directions must be within the general scope of work, and may not alter the scope of work or cause changes of such a nature as to justify an adjustment in the stated contract price/cost, or any stated limitation thereof.  In the event that the Contractor feels that full implementation of any of these directions may exceed the scope of the contract, he or she shall notify the originator of the technical direction and the Contracting Officer in a letter separate of any required report(s) within [**] weeks of the date of receipt of the technical direction and no action shall be taken pursuant to the direction.  If the Contractor fails to provide the required notification within the said [**] week period that any technical direction exceeds the scope of the contract, then it shall be deemed for purposes of this contract that the technical direction was within the scope.  No technical direction, nor its fulfillment, shall alter or abrogate the rights and obligations fixed in this contract.

G.4.3 The Government Project Officer/COR is not authorized to change any of the terms and conditions of this contract.  Changes shall be made only by the Contracting Officer by properly written modification(s) to the contract.

G.4.4 The Government will provide the Contractor with a copy of the delegation memorandum for the Project Officer/COR.  Any changes in Project Officer’s/COR delegation will be made by the Contracting Officer in writing with a copy being furnished to the Contractor.

(End of Clause)

G.5 Payment by Electronic Funds Transfer (Dec 2005)

G.5.1 The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract.  FAR 52.232-33, Payment by Electronic Funds Transfer – Central Contractor Registration, in Section I, requires the Contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.

G.5.2 In addition to Central Contractor Registration, the Contractor shall make the designation by submitting the form titled “ACH Contractor/Miscellaneous Payment Enrollment Form” to the address indicated below.  The form may be obtained by contacting the CDC Financial Management Office at (404) 498-4050.

G.5.3   In cases where the Contractor has previously provided such designation, i.e., pursuant to a prior contract/order, and been enrolled in the program, the form is not required unless the designated financial institution has changed.

G.5.4 The completed form shall be mailed after award, but no later than 14 calendar days before an invoice is submitted, to the following address:

The Centers for Disease Control and Prevention
Financial Management Office (FMO)
P.O. Box 15580
Atlanta, GA  30333
Or – Fax copy to:  404-638-5342

G.6 Notification of Utilization
G.7 Contract Communications/Correspondence (Jul 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting thereon the contract number from Page 1 of the contract.

(End of Clause)

Section H - Special Contract Requirements

H.1  Privacy Act Applicability (Apr 2000)

H.1.1  Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government.  The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act.  A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at http://ecfr.gpoaccess.gov/cgi/t/text/text-idx?c=ecfr&tpl=/ecfrbrowse/Title45/45cfr5b_main_02.tpl

H.1.2   The Project Officer/COR is hereby designated as the official who is responsible for monitoring Contractor compliance with the Privacy Act.

H.1.3 The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act system notice.

NOTE: Clinical trials cannot be initiated until the System Notice has been published and the Contracting Officer notifies the contractor.

(End of Clause)

H.2 Non-Disclosure Agreement for Contractor and Contractor Employees (Mar 2006)

H.2.1 Contractor’s employees shall sign Contractor’s non-disclosure agreement (NDA) per Exhibit 1 below..

H.2.2 During the contract performance period, the Contractor is responsible for ensuring that all additional or replacement Contractor’s employees, meeting criteria per H.2.1 above, sign a NDA and it is made available upon demand to the Contracting Officer and the Project Officer/COR.

H.2.3 The Contractor shall prepare and maintain a current list of employees working under NDAs provided with specific access to Sensitive But Unclassified Information as designated by the DSNS and submit to the Contracting Officer upon request during the contract period of performance.  The list should, at a minimum, include: contract number, employee’s name, position, date of hire and NDA requirement.

H.2.4  NDA methodology described above is preliminary at the time of issuance of this contract document, formalizing the letter notice of award 200-2011-M-41852 dated September 30, 2011.  The Contractor and the Government will further discuss the NDA requirement by June 30, 2012 and will incorporate a revised version of clause H.2 via modification by July 31, 2012.  The Government and the Contractor agree that the goal is to protect the Government’s interests and information, and provide adequate protection of the Government’s Sensitive But Unclassified (SBU) information, while not placing an undue administrative burden on the Contractor.  Not all Contractor employees will be required to sign NDAs.  Contractor employees with a need to know Government SBU information must sign an NDA.  The Contractor must provide an initial list and annual updates to the Government listing the individual Contractor employees who are subject to and have signed NDAs applicable to this contract.

H.3 Laboratory License Requirements (May 1998)

H.4 Disposition of Information

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Project Officer/COR, which approval shall not be unreasonably withheld, conditioned, or delayed; provided, however, that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity for submission to any securities exchange on which the Contractor’s (or parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions.

H.5 Identification and Disposition of Data

H.6  Manufacturing Standards

The Current Good Manufacturing Practice Regulation (cGMP) (21 CFR Parts 210-211) will be the standard to be applied for manufacturing, processing and packaging of this product.

If at any time during the life of the contract, the Contractor fails to comply with the cGMP in the manufacturing, processing and packing of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by CBER and CDER, the contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure.  If the contractor fails to take such material failure is identified to cure such material failure.  If the contractor fails to take such an action within the thirty (30) calendar day period, then the contract may be terminated.

H.7 Prohibition on Contractor Involvement with Terrorist Activities

H.8 Liability Protection under the PREP Act

The Public Readiness & Emergency Preparedness Act (PREP Act), Pub. L. 109-148, Division C, 119 Stat. 2818 to 2832, amended the Public Health Service Act, 42, U.S.C. 243 et seq., to provide targeted liability protections.  The Government agrees that the medical countermeasure delivered by the Contractor under this contract will be administered in humans, in accordance with the declaration under the PREP Act issued by the Secretary of the Department of Health and Human Services on October 1, 2008 pursuant to section 319F-3(b) of the Public Health Service Act, 42, U.S.C 247-d-6d.  The declaration provides targeted liability protections for anthrax countermeasures based on a credible risk that the threat of exposure to Bacillus anthracis and the resulting disease constitutes a public health emergency.

Section I - Contract Clauses

Section I-1 - Clauses Incorporated By Reference

FAR Ref	Date	Title
52.203-3	Apr-84	Gratuities
52.204-4	May-11	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper
52.227-1	Dec-07	Authorization and Consent
52.227-2	Dec-07	Notice and Assistance Regarding Patent and Copyright Infringement
52.229-3	Apr-03	Federal, State, and Local Taxes
52.232-11	Apr-84	Extras
52.232-18	Apr-84	Availability of Funds
52.223-3	Jan-97	Hazardous Material Identification and Material Safety Data.
52.233-4	Oct-04	Applicable Law for Breach of Contract Claim
52.242-13	Jul-95	Bankruptcy
52.243-1	Aug-87	Changes - Fixed-Price
52.244-5	Dec-96	Competition in Subcontracting
52.245-1	Aug-10	Government Property
52.245-9	Aug-10	Uses and Charges
52.247-30	Feb-06	F.O.B. Origin, Contractor’s Facility
52.247-34	Nov-91	F.O.B. Destination
52.249-2	May-04	Termination for the Convenience of the Government (Fixed-Price)
52.249-8	Apr-84	Default (Fixed-Price Supply and Service)(Over the Simplified Acquisition Threshold)
352.201-70	Jan-06	Paperwork Reduction Act
352.202-1	Jan-06	Definitions
352.203-70	Jan-06	Anti-Lobbying (Over Simplified Acquisition Threshold)
352.222-70	Jan-10	Contractor Cooperation in Equal Employment Opportunity Investigations
352.223-70	Jan-06	Safety and Health
352.227-70	Jan-06	Publications and Publicity
352.231-71	Jan-01	Pricing of Adjustments
352.242-73	Jan-06	Withholding of Contract Payments
352.270-4	Jan-06	Protection of Human Subjects
352.270-5	Jan-06	Care of Laboratory Animals

Section I-2 - Clauses Incorporated In Full Text

I.2.1 52.212.-4 Contract Terms and Conditions—Commercial Items (June 2010)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights—

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include— (i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer—Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR Part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.—

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall—

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

(C) Affected contract line item or subline item, if applicable; and

(D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6) Interest.

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in Section 611 of the Contract Disputes Act of 1978 (Public Law 95-563), which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if—

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 3701, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) Central Contractor Registration (CCR).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of Subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer.

The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423 or 269-961-5757.

I.2.2 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items (Nov 2011)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)).

___Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(2) 52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).

(3) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Pub. L. 108-77, 108-78).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

__ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).

_X_ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

__ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (June 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

X__ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jul 2010) (Pub. L. 109-282) (31 U.S.C. 6101 note).

__ (5) 52.204-11, American Recovery and Reinvestment Act—Reporting Requirements (Jul 2010) (Pub. L. 111-5).

_X_ (6) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (Dec 2010) (31 U.S.C. 6101 note).

__ (7) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (section 740 of Division C of Pub. L. 111-117, section 743 of Division D of Pub. L. 111-8, and section 745 of Division D of Pub. L. 110-161).

__ (8) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (Nov 2011) (15 U.S.C. 657a).

__ (9) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 2011) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

__ (10) [Reserved]

__ (11)(i)  52.219-6, Notice of Total Small Business Set-Aside (Nov 2011) (15 U.S.C. 644).

__ (ii) Alternate I (Nov 2011).

__ (iii) Alternate II (Nov 2011).

__ (12)(i)  52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

__ (ii) Alternate I (Oct 1995) of 52.219-7.

__ (iii) Alternate II (Mar 2004) of 52.219-7.

_X_ (13) 52.219-8, Utilization of Small Business Concerns (Jan 2011) (15 U.S.C. 637(d)(2) and (3)).

_X_ (14)(i)  52.219-9, Small Business Subcontracting Plan (Jan 2011) (15 U.S.C. 637(d)(4)).

__ (ii) Alternate I (Oct 2001) of 52.219-9.

__ (iii) Alternate II (Oct 2001) of 52.219-9.

__ (iv) Alternate III (Jul 2010) of 52.219-9.

__ (15) 52.219-13, Notice of Set-Aside of Orders (Nov 2011)(15 U.S.C. 644(r)).

__ (16) 52.219-14, Limitations on Subcontracting (Nov 2011) (15 U.S.C. 637(a)(14)).

_X_ (17) 52.219-16, Liquidated Damages—Subcon-tracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

__ (18)(i)  52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Oct 2008) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

__ (ii) Alternate I (June 2003) of 52.219-23.

__ (19) 52.219-25, Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (Dec 2010) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

__ (20) 52.219-26, Small Disadvantaged Business Participation Program— Incentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).

__ (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (Nov 2011) (15 U.S.C. 657 f).

__ (22)  52.219-28, Post Award Small Business Program Rerepresentation (Apr 2009) (15 U.S.C. 632(a)(2)).

__ (23) 52.219-29 Notice of Set-Aside for Economically Disadvantaged Women-Owned Small Business Concerns (Nov 2011).

__ (24) 52.219-30 Notice of Set-Aside for Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (Nov 2011).

_X_ (25) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

_X_ (26) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jul 2010) (E.O. 13126).

_X_ (27) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).

_X_ (28) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

_X_ (29) 52.222-35, Equal Opportunity for Veterans (Sep 2010)(38 U.S.C. 4212).

_X_ (30) 52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010) (29 U.S.C. 793).

_X_ (31) 52.222-37, Employment Reports on Veterans (Sep 2010) (38 U.S.C. 4212).

_X_ (32) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

_X_ (33) 52.222-54, Employment Eligibility Verification (Jan 2009). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

__ (34)(i)  52.223-9, Estimate of Percentage of Recovered Material Content for EPA–Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

__ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

__ (35) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).

__ (36)(i)  52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (Dec 2007) (E.O. 13423).

__ (ii) Alternate I (Dec 2007) of 52.223-16.

_X_ (37) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (Aug 2011) (E.O. 13513).

_X_ (38) 52.225-1, Buy American Act—Supplies (Feb 2009) (41 U.S.C. 10a-10d).

__ (39)(i)  52.225-3, Buy American Act—Free Trade Agreements—Israeli Trade Act (June 2009) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, Pub. L. 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, and 110-138).

__ (ii) Alternate I (Jan 2004) of 52.225-3.

__ (iii) Alternate II (Jan 2004) of 52.225-3.

__ (40) 52.225-5, Trade Agreements (Nov 2011) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

_X_ (41) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

__ (42) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

__ (43) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

__ (44) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

__ (45) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

_X_ (46) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (Oct 2003) (31 U.S.C. 3332).

__ (47) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (May 1999) (31 U.S.C. 3332).

__ (48) 52.232-36, Payment by Third Party (Feb 2010) (31 U.S.C. 3332).

__ (49) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

__ (50)(i)  52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631).

__ (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

__ (1) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

__ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

__ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

__ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Sep 2009) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

__ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 351, et seq.).

__ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

__ (7) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Mar 2009) (Pub. L. 110-247).

__ (8) 52.237-11, Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

(d)  Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)).

(ii) 52.219-8, Utilization of Small Business Concerns (Dec 2010) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $650,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) [Reserved]

(iv) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).

(v) 52.222-35, Equal Opportunity for Veterans (Sep 2010) (38 U.S.C. 4212).

(vi) 52.222-36, Affirmative Action for Workers with Disabilities (Oct 2010) (29 U.S.C. 793).

(vii) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(viii) 52.222-41, Service Contract Act of 1965 (Nov 2007) (41 U.S.C. 351, et seq.).

(ix) 52.222-50, Combating Trafficking in Persons (Feb 2009) (22 U.S.C. 7104(g)).

___Alternate I (Aug 2007) of 52.222-50 (22 U.S.C. 7104(g)).

(x) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (Nov 2007) (41 U.S.C. 351, et seq.).

(xi) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services-Requirements (Feb 2009) (41 U.S.C. 351, et seq.).

(xii) 52.222-54, Employment Eligibility Verification (Jan 2009).

(xiii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Mar 2009) (Pub. L. 110-247). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xiv) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

I.2.3 52.217-6 Option for Increased Quantity. (Mar 1989)

The Government may increase the quantity of supplies called for in the Schedule at the unit price specified. The Contracting Officer may exercise the option by written notice to the Contractor within any time during the period of performance Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

(End of clause)

I.2.4 52.217-7 Option for Increased Quantity—Separately Priced Line Item. (Mar 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within any time during the period of performance. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

I.2.5 52.217-9 Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 66 months.

(End of clause)

Section J - List of Attachments

[Note to SEC for confidential treatment review:  Exhibit 4 was not attached to the agreement by the parties.]

Section K - Representations, Certifications, and Other Statements of Offerors

Online Representations and Certification Application (ORCA) (Dec 2005)

(a)
All Contractors are required to complete electronic annual representations and certifications at http://orca.bpn.gov in conjunction with registration in the Central Contractor Registration (CCR) database per FAR 4.1102 and FAR 4.1201.  Certifications in ORCA are required prior to the submission of contract proposals.

(b)
Contractors shall update the representations and certifications submitted to ORCA as necessary, but at least annually, to ensure they are kept current, accurate, and complete.  All Contractors with current contracts shall notify the Contracting Officer in writing when changes are made to ORCA.   The representations and certifications are effective until one year from date of submission or update to ORCA.

(End of Clause)
SUMMARY OF RELATED ACTIVITIES

The following specific information must be provided by the offeror pertaining to the Project Director, Principal Investigator, and each of any other proposed key professional individuals designated for performance under any resulting contract.

a.
Identify the total amount of all presently active federal contracts/cooperative agreements/grants and commercial agreements citing the committed levels of effort for those projects for each of the key individuals* in this proposal.

Professional’s Name and Title/Position:

Identifying Number	Agency	Total Effort Committed

*If an individual has no obligation(s), so state.

b.
Provide the total number of outstanding proposals, exclusive of the instant proposal, having been submitted by your organization, not presently accepted but in an anticipatory stage, which will commit levels of effort by the proposed professional individuals*.

Professional’s Name and Title/Position:

Identifying Number	Agency	Total Effort Committed

*If no commitment of effort is intended, so state.

C.	Provide a statement of the level of effort to be dedicated to any resultant contract awarded to your organization for those individuals designated and cited in this proposal.

Name	Title/Position	Total Proposed Effort

Protection of Human Subjects
Assurance Identification/IRB Certification/Declaration of Exemption
(Common Rule)

Policy. Research activities involving human subjects may not be conducted or supported by the Departments and Agencies adopting the Common Rule (56FR28003, June 18, 1991) unless the activities are exempt from or approved in accordance with the Common Rule. See section 101(b) of the Common Rule for exemptions. Institutions submitting applications or proposals for support must submit certification of appropriate Institutional Review Board (IRB) review and approval to the Department or Agency in accordance with the Common Rule.

Institutions must have an assurance of compliance that applies to the research to be conducted and should submit certification of IRB review and approval with each application or proposal unless otherwise advised by the Department or Agency.

1. Request Type ORIGINAL CONTINUATION EXEMPTION	2. Type of Mechanism GRANT CONTRACT FELLOWSHIP COOPERATIVE AGREEMENT OTHER	3. Name of Federal Department or Agency and, if known, Application or Proposal Identification No.
4. Title of Application or Activity		5. Name of Principal Investigator, Program Director, Fellow, or Other

6. Assurance Status of this Project (Respond to one of the following)
 This Assurance, on file with Department of Health and Human Services, covers this activity:
Assurance Identification No. ___________________, the expiration date ________________ IRB Registration No. _________________

 This Assurance, on file with (agency/dept) _______________________________________________________________ covers this activity.
Assurance No. ________________, the expiration date _____________ IRB Registration/Identification No. ____________ (if applicable)

No assurance has been filed for this institution. This institution declares that it will provide an Assurance and Certification of IRB review and approval upon request.

Exemption Status: Human subjects are involved, but this activity qualifies for exemption under Section 101(b), paragraph _____.

7. Certification of IRB Review (Respond to one of the following IF you have an Assurance on file)

 This activity has been reviewed and approved by the IRB in accordance with the Common Rule and any other governing regulations.
by: Full IRB Review on (date of IRB meeting) ______________ or Expedited Review on (date)
If less than one year approval, provide expiration date ______________________

 This activity contains multiple projects, some of which have not been reviewed. The IRB has granted approval on condition that all projects covered by the Common Rule will be reviewed and approved before they are initiated and that appropriate further certification will be submitted.

8. Comments

9. The official signing below certifies that the information provided above is correct and that, as required, future reviews will be performed until study closure and certification will be provided.	10. Name and Address of Institution
11. Phone No. (with area code)
12. Fax No. (with area code)
13. Email:
14. Name of Official	15. Title
16. Signature	Date
Authorized for Local Reproduction                                                                                                           Sponsored by HHS

Instructions for Protection of Human Subjects Assurance identification/

IRB Certification/Declaration of Exemption Form

Box 1:                      Check Request Type: Original (New Award), Continuation, or Exemption (Do Not Use)

Box 2:	Check Type of Award Mechanism: Grant, Contract, Cooperative Agreement, Fellowship, Other

Box 3::                      Insert National Institute of Justice as Name of Federal Department or Agency

Box 4:                      List Title of Application

Box 5:                      List Name as requested

Box 6:                      For Assurance Status of this Project, four options for response are provided:

Option 1) Assurance on file with HHS and IRB has approved.  (NOTE: The Federalwide Assurance number, expiration date, and IRB registration number must be provided here.  The Certification of IRB review and approval must also be provided.)

Option 2) Assurance on file with another Federal agency or department and IRB has approved.  (NOTE: The Assurance number, expiration date, and IRB registration number must be provided here.  The Certification of IRB review and approval must also be provided.)

Option 3) No Assurance has been filed.  The institution declares that it will provide and Assurance and Certification of IRB review and approval upon request.

All applicants should check the third option unless the applicant has already submitted this research application to and received approval or exemption from an IRB with an Assurance on file.

Option 4) Exemption Status: Use this option only if one of the exemptions listed in the regulation applies.  Your IRB approval of exemption memo must be provided, or you may apply for an exemption from NIJ.  See Exemption Request Information.

Box 7:	For Certification of IRB Review, if an Assurance is on file (that is, if Option 1 or 2 was selected in Box 6), two options for response are provided.

Option 1) Select this option if IRB approval was provided for this project, provide the date and indicate whether the approval was the result of a Full or Expedited IRB Review.

Option 2) Select this option if this project has not yet received IRB certification.

Box 8:                      Comments: If applicable, indicate that “This project will not involve human subjects.”

Box 10-17:  Complete as indicated.  The signing official must be a representative of the applicant institution, i.e., Director, Office of Sponsored Research or Chair, IRB.

DISCLOSURE OF LOBBYING ACTIVITIES
Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352
(See reverse for public burden disclosure.)

1. Type of Federal Action: a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	2. Status of Federal Action: a. bid/offer/application b. initial award c. post-award	3. Report Type: a. initial filing b. material change For Material Change Only: year ________ quarter ________ date of last report _____________
4. Name and Address of Reporting Entity: Prime Subawardee Tier _______, if known: Congressional District, if known: 4c	5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime: Congressional District, if known:
6. Federal Department/Agency:	7. Federal Program Name/Description: CFDA Number, if applicable: _____________
8. Federal Action Number, if known:	9. Award Amount, if known: $
10. a. Name and Address of Lobbying Registrant (if individual, last name, first name, MI):	b. Individuals Performing Services (including address if different from No. 10a) (last name, first name, MI):
11.Information requested through this form is authorized by title 31 U.S.C. section 1352.  This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into.  This disclosure is required pursuant to 31 U.S.C. 1352.  This information will be available for public inspection.  Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.
Signature: Print Name: Title: Telephone No.: Date:
Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352.  The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action.  Complete all items that apply for both the initial filing and material change report.  Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.	Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.	Identify the status of the covered Federal action.

3.
Identify the appropriate classification of this report.  If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred.  Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.
Enter the full name, address, city, State and zip code of the reporting entity.  Include Congressional District, if known.  Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient.  Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier.  Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.
If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient.  Include Congressional District, if known.

6.
Enter the name of the Federal agency making the award or loan commitment.  Include at least one organizational level below agency name, if known.  For example, Department of Transportation, United States Coast Guard.

7.
Enter the Federal program name or description for the covered Federal action (item 1).  If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.
Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency).  Include prefixes, e.g., “RFP-DE-90-001.”

9.
For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.	(a)	Enter the full name, address, city, State and zip code of the lobbying registered under the Lobbying

Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b)	Enter the full names of the individual(s) performing services, and include full address if different from 10(a). Enter Last Name, First Name, and Middle Initial (MI).

11.	The certifying official shall sign and date the form, print his/her name, title, and telephone number.

ACH VENDOR/MISCELLANEOUS PAYMENT

ENROLLMENT FORM

This form is used for Automated Clearing House (ACH) payments with an addendum record that contains payment-related information processed through the Vendor Express Program.

PRIVACY ACT STATEMENT
The following information is provided to comply with the Privacy Act of 1974 (P.L. 93-579).  All information collected on this form is required under the provisions of 31 U.S.C. 3322 and 31 CFR 210.  This information will be used by the Treasury Department to transmit payment data, by electronic means to vendor’s financial institution.  Failure to provide the requested information may delay or prevent the receipt of payments.

AGENCY INFORMATION
FEDERAL PROGRAM AGENCY Centers for Disease Control & Prevention
AGENCY IDENTIFIER: CDC	AGENCY LOCATION CODE (ALC): 7509-0421	ACH FORMAT: CCD+ CTX CTP
ADDRESS P. O. Box 15580, MS D06
Atlanta, GA 30333
CONTACT PERSON: Customer Service		TELEPHONE NUMBER: (404) 718-8100
ADDITIONAL INFORMATION FAX: (404) 638-5342

PAYEE/COMPANY INFORMATION
PAYEE/COMPANY NAME:		SSN or TAXPAYER ID NO.
ADDRESS:		DUNS+4 NUMBER
CITY	STATE	ZIP
CONTACT PERSON/NAME:		TELEPHONE NUMBER:

FINANCIAL INSTITUTION INFORMATION
FINANCIAL INSTITUTION NAME:
ADDRESS (OR BRANCH):
CITY:	STATE:	ZIP:
NINE-DIGIT ROUTING TRANSIT NUMBER:
DEPOSITOR ACCOUNT NUMBER:
TYPE OF ACCOUNT: CHECKING SAVINGS
ACH COORDINATOR NAME OR AUTHORIZED OFFICIAL AT FINANCIAL INSTITUTION (NOT REQUIRED):		TELEPHONE NUMBER:
CDC 0.4433 (E), CDC Adobe Acrobat 9.0, S508 Electronic Version, January 2009

SMALL BUSINESS SUBCONTRACTING PLAN

DATE OF PLAN: _____________
CONTRACTOR:
ADDRESS:
DUN & BRADSTREET NUMBER:
SOLICITATION OR CONTRACT NUMBER:
ITEM/SERVICE (Description):
TOTAL CONTRACT AMOUNT:$_______________________________
Total contract or Base-Year, if options
$_____________                                $_________________                                     $______________                                   $_____________
Option #1                              Option #2                                     Option #3                                   Option #4
(if applicable)                              (if applicable)                                     (if applicable)                                   (if applicable)

TOTAL MODIFICATION AMOUNT, IF APPLICABLE $
TOTAL TASK ORDER AMOUNT, IF APPLICABLE $
PERIOD OF CONTRACT PERFORMANCE (Month, Day & Year):

The following outline meets the minimum requirements of section 8(d) of the Small Business Act, as amended, and implemented by Federal Acquisition Regulations (FAR) Subpart 19.7.  While this outline has been designed to be consistent with statutory and regulatory requirements, other formats of a subcontracting plan may be acceptable.  It is not intended to replace any existing corporate plan that is more extensive.  Failure to include the essential information of FAR Subpart 19.7 may be cause for either a delay in acceptance or the rejection of a bid or offer when a subcontracting plan is required.  “SUBCONTRACT,” as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.

If assistance is needed to locate small business sources, contact the Office of Small and Disadvantaged Business Utilization (OSDBU) at 202.690.7300 or the OPDIV Small Business Specialist at _____________.  Sources may also be obtained from the Central Contractor Registration’s (CCR) web site at http://www.ccr.gov.

For this procurement, HHS expects all proposed subcontracting plans to contain the following goals at a minimum:  34% for Small Business; 6.4% for Small Disadvantaged Business; 5.0% for Women-Owned Small Business; 3.0% for HUBZone Small Business; and 3.0% for Veteran-Owned Small Business and Service-Disabled Veteran-Owned Small Business.  These goals shall be expressed as percentages of the total estimated subcontracting dollars.  The offeror is required to include an explanation for a category that has zero as a goal.

NOTE TO CONTRACTORS:  Please provide your CCR number with your Dunn & Bradstreet number.

1.           Type of Plan (check one)

[ ]	Individual plan (all elements developed specifically for this contract and applicable for the full term of this contract).

[ ]
Master plan (goals developed for this contract) all other elements standardized and approved by a lead agency Federal Official; must be renewed every three years and contractor must provide copy of lead agency approval.

[ ]
Commercial products/service plan This plan is used when the contract sells products and services customarily used for non-government purposes.  Plan/goals are negotiated with the initial agency on a company-wide basis rather than for individual contracts.  The plan is effective only during the year approved.  The contractor must provide a copy of the initial agency approval, and must submit an annual SF-295 to HHS with a breakout of subcontracting prorated for HHS (with an OPDIV breakdown, if possible).

2.           Goals

State separate dollar and percentage goals for Small Business (SB), Small Disadvantaged Business (SDB), Woman-owned Small Business (WOSB), Historically Underutilized Business Zone (HUBZone) Small Business, Veteran-owned Small Business (VOSB), Service-Disabled Veteran-owned Small Business (SDVOSB) and “Other than small business” (Other) as subcontractors, for the base year and each option year, as specified in FAR 19.704.  (Break out and append option year goals, if the contract contains option years or project annual subcontracting base and goals under commercial plans.)

a.	Total estimated dollar value of ALL planned subcontracting, i.e., with ALL types of concerns under this contract is $_______________________ (b + h = a) (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
b.	Total estimated dollar value and percent of planned subcontracting with SMALL BUSINESSES (including SDB, WOSB, HUBZone, VOSB, and SDVOSB):

(% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
c.	Total estimated dollar and percent of planned subcontracting with SMALL DISADVANTAGED BUSINESSES: (% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
d.	Total estimated dollar and percent of planned subcontracting with WOMEN-OWNED SMALL BUSINESSES: (% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
e.	Total estimated dollar and percent of planned subcontracting with HUBZone SMALL BUSINESSES:

(% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
f.	Total estimated dollar and percent of planned subcontracting with VETERAN SMALL BUSINESSES:

(% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
g.	Total estimated dollar and percent of planned subcontracting with SERVICE-DISABLED VETERAN SMALL BUSINESSES:

(% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
h.	Total estimated dollar and percent of planned subcontracting with “OTHER THAN SMALL BUSINESSES”:

(% of “a”) $____________ and _____% (Base Year)

FY-_____(1st Option) $________&_____%	FY-_____(2nd Option) $________&_____%	FY-_____(3rd Option) $________&_____%	FY-_____(4th Option) $________&_____%)
Notes:

1.	Federal Prime contract goals

SB equals 30.32%; SDB equals 11.12%; HUBZone equals 3.03%, WOSB equals 5.05% and SDVOSB equals 3%, VOSB equals 3% and can serve as objectives for subcontracting goal development.

2.	SDB, WOSB, HUBZone, SDVOSB and VOSB goals are subsets of SB and should be counted and reported in multiple categories, as appropriate.

3.	If any contract has more than four options, please attach additional sheets showing dollar amounts and percentages.

i.	Provide a description of ALL the products and/or services to be subcontracted under this contract, and indicate the size and type of business supplying them (check all that apply).

Product/Service	Other	SB	SDB	WOSB	HUBZoneSB	VOSB	SDVOSB

j.
Provide a description of the method used to develop the subcontracting goals for SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns.  Address efforts made to ensure that maximum practicable subcontracting opportunities have been made available for those concerns and explain the method used to identify potential sources for solicitation purposes.  Explain the method and state the quantitative basis (in dollars) used to establish the percentage goals.  Also, explain how the areas to be subcontracted to SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns were determined, how the capabilities of these concerns were considered for subcontract opportunities and how such data comports with the cost proposal.  Identify any source lists or other resources used in the determination process.  (Attach additional sheets, if necessary.)

k.	Indirect costs have [ ] have not [ ] been included in the dollar and percentage subcontracting goals above (check one).

l.	If indirect costs have been included, explain the method used to determine the proportionate share of such costs to be allocated as subcontracts to SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns.

3.           Program Administrator:

NAME/TITLE:

ADDRESS:

TELEPHONE/E-MAIL:

Duties:  Does the individual named above have general overall responsibility for the company’s subcontracting program, i.e., developing, preparing, and executing subcontracting plans and monitoring performance relative to the requirements of those subcontracting plans and perform the following duties:

[   ] yes [   ] no

(If NO is checked, please indicate who in the company performs those duties, or indicate why the duties are not performed in your company.)

a.
Develops and promotes company-wide policy initiatives that demonstrate the company’s support for awarding contracts and subcontracts to SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns; and assures that these concerns are included on the source lists for solicitations for products and services they are capable of providing; [   ] yes [   ] no

b.	Develops and maintains bidder source lists of SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns from all possible sources; [ ] yes [ ] no

c.	Ensures periodic rotation of potential subcontractors on bidder’s lists; [ ] yes [ ] no

d.
Ensures that SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB businesses are included on the bidders’ list for every subcontract solicitation for products and services that they are capable of providing; [   ] yes [   ] no

e.	Ensures that Requests for Proposals (RFPs) are designed to permit the maximum practicable participation of SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns; [ ] yes [ ] no

f.	Reviews subcontract solicitations to remove statements, clauses, etc., which might tend to restrict or prohibit SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB participation; [ ] yes [ ] no

g.
Accesses various sources for the identification of SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns to include the Central Contractor Registration’s (CCR) web site at (http://www.ccr.gov), the National Minority Purchasing Council Vendor Information Service, the Office of Minority Business Data Center in the Department of Commerce, local small business and minority associations, contact with local chambers of commerce and Federal agencies’ Small Business Offices; [   ] yes [   ] no

h.	Establishes and maintains contract and subcontract award records; [ ] yes [ ] no

i.	Participates in Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, Procurement Conferences, etc; [ ] yes [ ] no

j.	Ensures that SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns are made aware of subcontracting opportunities and assisting concerns in preparing responsive bids to the company; [ ] yes [ ] no

k.	Conducts or arranges for the conduct of training for purchasing personnel regarding the intent and impact of Section 8(d) of the Small Business Act, as amended; [ ] yes [ ] no

l.	Monitors the company’s subcontracting program performance and makes any adjustments necessary to achieve the subcontract plan goals; [ ] yes [ ] no

m.	Prepares and submits timely, required subcontract reports; [ ] yes [ ] no

n.	Coordinates the company’s activities during the conduct of compliance reviews by Federal agencies; [ ] yes [ ] no; and

o.	Other duties:

4.           Equitable Opportunity

Describe efforts the offeror will make to ensure that SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB concerns will have an equitable opportunity to compete for subcontracts.  These efforts include, but are not limited to, the following activities:

a.	Outreach efforts to obtain sources:

1.
Contacting minority and small business trade associations; 2) contacting business development organizations and local chambers of commerce; 3) attending SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB procurement conferences and trade fairs; 4) requesting sources from the Central Contractor Registration’s (CCR) web site at (hhtp://www.ccr.gov) and other SBA and Federal agency resources.  Contractors may also conduct market surveys to identify new sources, to include, assessing the NIH e-Portals in Commerce, (e-PIC), (http://epic.od.nih.gov/).  The NIH e-Portals in Commerce is not a mandatory source and may be used at the offeror’s discretion.

b.	Internal efforts to guide and encourage purchasing personnel:

1.	Conducting workshops, seminars, and training programs;

2.	Establishing, maintaining, and utilizing SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB source lists, guides, and other data for soliciting subcontractors; and

3.	Monitoring activities to evaluate compliance with the subcontracting plan.

c.	Additional efforts:

5.           Flow Down Clause

The contractor agrees to include the provisions under FAR 52.219-8, “Utilization of Small Business Concerns,” in all acquisitions exceeding the simplified acquisition threshold that offers further subcontracting opportunities.  All subcontractors, except small business concerns, that receive subcontracts in excess of $500,000 ($1,000,000 for construction) must adopt and comply with a plan similar to the plan required by FAR 52.219-9, “Small Business Subcontracting Plan.”  (Flow down is not applicable for commercial items/services as described in 52.212-5(e) and 52.244-6(c).)

6.           Reporting and Cooperation

The contractor gives assurance of (1) cooperation in any studies or surveys that may be required; (2) submission of periodic reports which show compliance with the subcontracting plan; (3) submission of Standard Form (SF) 294, “Subcontracting Report for Individual Contracts,” and attendant Optional Form 312, SDB Participation Report, if applicable, (required only for contracts containing the clause 52.219-25) and SF 295, “Summary Subcontract Report,” in accordance with the instructions on the forms; and (4) ensuring that subcontractors agree to submit Standard Forms 294 and 295.

Reporting Period	Report Due	Due Date
Oct 1 – Mar 3	SF-294	4/30
Apr 1 – Sept 30	SF-294	10/30
Oct 1 – Sept 30	SF-295	10/30
Contract Completion	OF-312	30 days after completion

Special instructions for commercial plan:  SF-295 Report is due on 10/30 each year for the previous fiscal year ending 9/30.

a.	Submit SF-294 to cognizant Awarding Contracting Officer.

b.	Submit Optional Form 312, (OF-312), if applicable, to cognizant Awarding Contracting Officer.

c.	Submit SF-295 to cognizant Awarding Contracting Officer and to the:

Office of Small and Disadvantaged Business Utilization

Department of Health and Human Services

200 Independence Avenue, SW

Humphrey H. Building, Room 517-D

Washington, D.C. 20201

d.
Submit “information” copy of the SF-295 and the SF-294 upon request to the SBA Commercial Market Representative (CMR); visit the SBA at http://www.sba.gov/gc and click on assistance directory to locate your nearest CMR.

7.           Record keeping

In accordance with FAR 19.704(a)(11), the following is a recitation of the types of records the contractor will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan.  These records will include, but not be limited to, the following:

a.	SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB source lists, guides and other data identifying such vendors;

b.	Organizations contacted in an attempt to locate SB, SDB, WOSB, HUBZone, VOSB, and SDVOSB sources;

c.
On a contract-by-contract basis, records on all subcontract solicitations over $100,000, which indicate for each solicitation (1) whether SB, SDB, WOSB, HUBZone, VOSB, and/or SDVOSB concerns were solicited, if not, why not and the reasons solicited concerns did not receive subcontract awards.

d.	Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conferences and trade fairs;

e.
Records to support internal guidance and encouragement provided to buyers through (1) workshops, seminars, training programs, incentive awards; and (2) monitoring performance to evaluate compliance with the program and requirements; and

f.
On a contract-by-contract basis, records to support subcontract award data including the name, address, and business type and size of each subcontractor.  (This item is not required on a contract-by-contract basis for company or division-wide commercial plans.)

g.	Other records to support your compliance with the subcontracting plan: (Please describe)

8.           Timely Payments to Subcontractors

FAR 19.702 requires your company to establish and use procedures to ensure the timely payment of amounts due pursuant to the terms of your subcontracts with small business concerns, small disadvantaged small business concerns, women-owned small business concerns, HUBZone small business concerns, veteran-owned small business concerns, and service-disabled veteran-owned small business concerns.

9.           Description of Good Faith Effort

Maximum practicable utilization of small, small disadvantaged, women-owned, HUBZone, veteran-owned, and service-disabled veteran-owned small business concerns as subcontractors in Government contracts is a matter of national interest with both social and economic benefits.  When a contractor fails to make a good faith effort to comply with a subcontracting plan, these objectives are not achieved, and 15 U.S.C. 637(d)(4)(F) directs that liquidated damages shall be paid by the contractor.  In order to demonstrate your compliance with a good faith effort to achieve the small, small disadvantaged, women-owned, HUBZone, veteran-owned, and service-disabled veteran-owned small business subcontracting goals, outline the steps your company plans to take.  These steps will be negotiated with the contracting officer prior to approval of the plan.

SIGNATURE PAGE

Signatures Required:

This subcontracting plan was submitted by:

Signature:
Typed Name:
Title:
Date:

This plan was reviewed by:

Signature:
Typed Name:
Title:
Date:

This plan was reviewed by:

Signature:
Typed Name:
Title:
Date:

This plan was reviewed by:

Signature:
Typed Name:
Title:
Date:

And is Accepted By:

Signature:
Typed Name:
Title:
Date: